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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: October 1, 1999
                        (Date of earliest event reported)



                        SOUTHERN FINANCIAL BANCORP, INC.
             (Exact Name of Registrant as Specified in its Charter)


          Virginia                       0-22836                 54-1779978
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
      of Incorporation)                                      Identification No.)

             37 East Main Street
             Warrenton, Virginia                          20186
  (Address of Principal Executive Offices)              (Zip Code)


               Registrant's telephone number, including area code:
                                 (540) 349-3900




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Item 2.      Acquisition or Disposition of Assets.

         On October 1, 1999, The Horizon Bank of Virginia ("Horizon"), a Virginia state bank, was merged with and into Southern Financial Bank (the
"Bank"), a Virginia state bank and a wholly owned subsidiary of Southern Financial Bancorp, Inc. (the "Company"), a Virginia corporation (the "Merger"). The Merger was consummated pursuant to an Agreement and Plan of Reorganization, dated as of May 3, 1999, as amended, between Horizon, the Company and the Bank, and a related Plan of Merger.

         Under the terms of the Merger, each outstanding share of Horizon's common stock, par value $2.50 per share ("Horizon Common Stock"), was converted into 0.63 shares of the Company's common stock, par value $0.01 per share ("Company Common Stock"), and cash in lieu of fractional shares. In addition, all rights to acquire Horizon Common Stock pursuant to stock options granted by Horizon under Horizon's stock option plans were converted into options for Company Common Stock. As a result, all shareholders of Horizon became shareholders of the Company.

         For a more detailed description of the Merger, see the Company's definitive Joint Proxy Statement, which was filed with the Securities and Exchange Commission on July 28, 1999 in connection with the Company's Registration Statement on Form S-4 (File No. 333-82159).

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

       (a)   Financial Statements of Businesses Acquired.

             The financial statements of Horizon required to be included in this report are not included herein pursuant to Item 7(a)(4) and will be filed as soon as possible.

       (b)   Pro Forma Financial Information.

             The pro forma financial information required to be included in this report are not included herein pursuant to Item 7(b)(2) and will be filed as soon as possible.

       (c)   Exhibits.

             Exhibit No.                       Description

             2.1 Agreement and Plan of Reorganization between The Horizon Bank of Virginia, Southern Financial Bancorp, Inc. and Southern Financial Bank, dated as of May 3, 1999, as amended, filed as Exhibit 2.1 to the Registration Statement on Form S-4 (File No. 333-82159), incorporated herein by reference.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            SOUTHERN FINANCIAL BANCORP, INC.



Dated:  October 18, 1999                    By: /s/ William H. Lagos
                                                --------------------------------
                                                William H. Lagos
                                                Senior Vice President





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                                INDEX TO EXHIBITS


No.             Description


2.1 Agreement and Plan of Reorganization between The Horizon Bank of Virginia, Southern Financial Bancorp, Inc. and Southern Financial Bank, dated as of May 3, 1999, as amended, filed as
                Exhibit 2.1 to the Registration Statement on Form S-4 (File No. 333-82159), incorporated herein by reference.